UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2019 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	5

Tortoise MLP & Energy Income Fund	8

Tortoise MLP & Energy Infrastructure Fund	11

Tortoise Select Opportunity Fund	14

Expense Examples	18

Financial Statements	20

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	51

Investment Advisory Agreement	52

Trustees & Officers	54

Additional Information	55

Tortoise

2019 Annual Report | November 30, 2019

Open-end fund comparison
Name/Ticker	Primary focus	Total assets ($ Millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$4,127.8
Tortoise MLP & Energy Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$742.9
Tortoise MLP & Energy Infrastructure Fund Institutional Class (MLPPX)	Energy infrastructure equity and debt	$82.8
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$18.7	Portfolio mix by underlying investments[2]

(1)	As of 12/31/2019
(2)	As of 11/30/2019

(unaudited)

Tortoise	1

Tortoise
2019 Annual Report

Dear shareholder,

With our emphasis on essential assets, we focus on the trends and opportunities occurring across the sectors. One of our biggest focuses is on the energy evolution that is underway globally. Energy demand is growing worldwide, particularly from electrification in emerging countries. This increasing demand needs to be met with lower-carbon supply in order to decrease global carbon emissions. For this to happen, natural gas and renewables must take market share from coal for electricity generation. Additionally, U.S. midstream energy is playing a big role, exporting cheap and lower carbon energy to the rest of the world, increasing the need for critical infrastructure to support these exports.

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the fourth fiscal quarter ending November 30, 2019 in positive territory, returning 3.3%, bringing fiscal year 2019 performance to -7.7%. Oil markets experienced significant volatility during the period. Prices were caught in a tug-of-war between escalating tensions in the Middle East culminating in significant, but temporary supply outages, mixed signals from U.S.-China trade negotiations impacting demand growth.

Midstream fixed income performance was strong during the fiscal year, perhaps evidence of the longer-term investment horizon bondholders have compared to investors on the equity side of the market for similar issuers. While midstream equity issuance slowed dramatically during the period, midstream debt capital markets remained open to companies. The ongoing process of delevering continued during the period as companies focused on asset sales and finding co-investment partners to reduce capital needs. With increasing cash flows from projects coming online, declining capital expenditures and improving leverage metrics, midstream companies are in a strong position from a balance sheet perspective. Finally, while there have been an increasing number of smaller exploration and production company bankruptcies, midstream companies do not have meaningful customer concentration which should alleviate investor concerns.

Upstream

The Tortoise North American Oil and Gas Producers IndexSM returned -1.3% in the fourth fiscal quarter, bringing fiscal year performance to -22.7%. Crude oil prices, represented by West Texas Intermediate (WTI), began the fiscal quarter at $53.94 per barrel and peaked at $62.90 on Sept. 16, 2019 following the attacks on Saudi oil infrastructure. Prices troughed quickly thereafter at $52.45 on Oct. 3, 2019 on Saudi claims of minimal disruption to production and the potential for a U.S.-Iran deal before ending the fiscal year at $58.11.

U.S. crude oil production growth is expected to broadly moderate in 2020 as compared to the rapid growth over the past two years. Specifically, U.S. crude oil production is projected to average 12.3 million barrels per day (MMbbl/d) in 2019 and 13.2 MMbbl/d in 20201. U.S. producers are facing increased pressure from investors to exhibit capital discipline and reign in production growth in favor of higher free cash flow generation and return of capital to shareholders. Nonetheless, with multiple years of tremendous production growth, propelled by the U.S. shale revolution, the U.S. transitioned into a net exporter of oil and petroleum products for the first time in recent history. The U.S. became a net exporter of oil and petroleum products in September 2019 with net exports projected to grow in 2020 and beyond1. Rising U.S. energy exports of liquids and natural gas are expected to positively affect the U.S. trade deficit and will ultimately help reduce global Co2 emissions along with renewables, as they take market share from coal.

Following the end of the fiscal year, the Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) announced in December a clear goal of establishing a floor for crude prices through the seasonally weaker first quarter of 2020. OPEC+ members agreed to an incremental 0.5 MMbbl/d cut to the existing agreement taking the official cut to 1.7 MMbbl/d for Q1 2020. In addition, Saudi Arabia agreed to continue its over-compliance of 0.4 MMbbl/d implying a new commitment level of cutting 2.1 MMbbl/d. Saudi Arabia is focused on stabilizing crude oil prices following the recent Saudi Aramco initial public offering. While the deal was not extended, OPEC+ did set a date for an extraordinary meeting to be held in early March 2020 to determine the need for additional cuts. Emphasis will likely be placed upon improved compliance from various OPEC members with poor historical compliance (Iraq, Nigeria, and UAE). With trade tensions easing and the global economy not showing any signs of a true slowdown, oil demand growth is currently expected to improve in 2020, which should bring worldwide supply and demand into better balance.

Natural gas demand has remained robust supported by record levels of domestic power burn, increased exports to Mexico and record liquefied natural gas (LNG) exports driven by the startup of three new liquefaction and export facilities (Elba Island, Cameron LNG, Freeport LNG). However, surging natural gas supply more than offset strong demand, resulting in an elevated pace of inventory builds and pricing pressure through much of the period. Natural gas prices, represented by Henry Hub, opened the fiscal quarter at $2.39 per million British thermal units, hit a low of $2.08 on Oct. 18, and then peaked at $2.87 in November, due to colder than average weather in the Midwest, before ending the fiscal year back down to $2.46.

Persistently low natural gas prices have prompted natural gas producers to reign in capex budgets and drilling programs in 2020. While natural gas production is expected to continue growing, the pace of supply growth is set to slow measurably, with production expected to average 91.8 billion cubic feet per day (Bcf/d) in 2019 and 93.8 Bcf/d in 20202. The backdrop of slowing production growth and strong domestic and export demand paints a picture of improving natural gas fundamentals in the future. The second wave of LNG export facilities, led by final investment decisions (FIDs) made to Exxon’s Golden Pass and Venture Global’s Calcasieu Pass LNG export facilities in 2019 will provide another meaningful catalyst for natural gas export demand growth from 2022 to 2025.

(unaudited)

2	Tortoise

2019 Annual Report | November 30, 2019

Midstream

Midstream energy performance lagged broader energy in the fourth fiscal quarter with the Tortoise North American Pipeline IndexSM returning -2.6% and the Tortoise MLP Index® returning -8.9%, bringing fiscal year performance to 5.9% and -7.0%, respectively. The sharp contrast in midstream index performance is due to midstream companies structured as C-Corps outperforming those structured as MLPs. C-Corps benefitted from several items versus MLPs, including: stronger corporate governance, broad market index inclusion for some companies, lack of K-1s, and a more certain corporate structure. Contributing to broad midstream underperformance for the fiscal quarter were concerns regarding a slowdown in U.S. production growth, political rhetoric regarding proposed fracking bans from Democratic Presidential candidates and tax loss selling. Gathering and processing companies in particular suffered following lower natural gas and natural gas liquids (NGL) pricing and the ‘going concern’ language introduced into Chesapeake Energy’s (CHK) quarterly filing. These items drove negative sentiment and raised questions related to producer financial health, counterparty risk and companies’ exposure to drilling slowdowns. However, the U.S. has seen tremendous production growth in recent years and we believe a more moderate pace of growth is healthy for the midstream sector through the reduction in growth capital expenditures and reduced risk of takeaway capacity overbuild.

DCP Midstream LP (DCP) became the latest MLP to announce the elimination of its Incentive Distribution Rights (IDRs) in the fourth fiscal quarter. As the era of simplification comes to a close, the results have advanced the midstream sector in our view and accomplished widespread cost of capital and corporate governance improvements. Looking forward, the midstream sector continues to evolve. There has been an industry-wide shift to higher distribution coverage and self-funding the equity portion of capital expenditure programs. With the expected moderation in U.S. production growth, midstream companies are now shifting focus toward executing on delivering value through the return of capital to shareholders in the form of debt reduction, sustainable yields and distribution growth, and potential stock buybacks. A particular emphasis on the generation of free cash flow yields comparable to other S&P 500 sectors continues to emerge, achieved through the sale of non-core assets and the reduction of growth capital expenditures.

Interest in publicly traded midstream companies and assets, from both public and private entities, has remained elevated, highlighting their strategic value and attractive valuations. Recently announced or closed transactions include Energy Transfer’s (ET) acquisition of SemGroup Corporation (SEMG), DTE Energy’s (DTE) acquisition of a natural gas gathering system in the Haynesville Shale and Pembina Pipeline Corp’s (PPL CN) acquisition of Kinder Morgan Canada and the Cochin pipeline.

Capital Markets

Capital markets activity increased during the fourth fiscal quarter with MLPs and other pipeline companies raising approximately $10.8 billion in total capital, with nearly all of the issuance in debt. This brings the total capital raised for the fiscal year to approximately $36.4 billion, slightly lower than the previous fiscal year. As expected, alternative options for capital and self-funding projects have continued to trend higher.

Merger and acquisition activity among MLPs and other pipeline companies in the last fiscal quarter of the year was largely driven by Energy Transfer’s acquisition of SemGroup Corporation, which at $5.1 billion made up nearly all of the merger and acquisition activity in the quarter. This brought the fiscal year’s announced transactions to $26.6 billion. This is significantly below the previous year when many large simplification transactions were announced. This fiscal year’s activity was driven by three large transactions. In addition to Energy Transfer’s acquisition of SemGroup Corporation, MPLX purchased Andeavor Logistics for approximately $13.5 billion and Pembina Pipeline Corporation purchased two businesses from Kinder Morgan for approximately $4.4 billion combined.

Downstream

Refinery utilization has remained challenged in 2019 due to heavy spring and fall turnarounds in preparation for the International Maritime Organization’s January 1, 2020 implementation of sulfur reduction regulations on the shipping industry (IMO 2020), unplanned refinery outages as well as the closure of Philadelphia Energy Solutions’ 350 Mbbl/d Philadelphia refinery, the largest refining complex on the east coast. IMO 2020 has positioned U.S. refiners to take advantage of higher distillate pricing and more heavily discounted medium-heavy sour crude oils as they have more flexibility than international refiners to use a wide range of crude oil feedstocks. We expected that U.S. refinery utilization and throughput will exhibit strong growth as refiners attempt to capture margin upside driven by IMO 2020.

Incremental NGL supply from completed Permian takeaway projects and overall liquids production growth surpassed current levels of domestic NGL demand, primarily from petrochemical facilities, resulting in price pressure. We expect that moderating Northeast liquids production growth and increased demand from petrochemical projects coming online in late 2019 and early 2020 will begin to draw down inventories.

The solar industry is set to install 13 gigawatts (GWs) of capacity in the U.S. in 2019, the second highest annual installation on record. Much of the activity has been concentrated in the Southwest and Southeast, with Florida and Texas ranking behind California in year-to-date installations. Signed solar PPA prices range from $18-35 megawatts/hour, putting solar on par with new gas

(unaudited)

Tortoise	3

generation and competitive with the operating costs of existing coal plants. Costs continue to decline, as evidenced by the 12% decline year-over-year in Q3 2019 to $0.95/watt for utility-scale projects. On the policy front, the investment tax credit (ITC) is set to phase down for projects beginning construction at the end of 2019. We continue to monitor efforts to extend the ITC as we enter 2020, but do not view an extension as necessary given anticipated continued cost declines.

Wind installations totaled 1,927 megawatts (MWs) in the third calendar quarter of 2019, reaching a total installed capacity of more than 100,000 MW across the U.S. with an additional 46,500 MW of capacity currently under construction or in advanced development. Nineteen states now have more than 1,000 MW under construction or advanced development. Texas hosts 19% of the total development pipeline, followed by Wyoming (11%), Oklahoma (7%), Iowa (6%), and Virginia (6%). It is also important to have offtake agreements in place. Currently, 44% of capacity in the pipeline has a Power Purchase Agreement (PPA) in place, while 28% is utility-owned and 6% has a hedge contract. New developments are largely being driven by corporate customers who have signed 64% of capacity contracted in the third quarter. Turbine technology continues to improve with 22% of new turbines installed year-to-date rated between 3.4 MW and 3.6 MW in size.

Concluding thoughts

We expect plenty of opportunities in essential assets in 2020. We are optimistic across the energy sector where we expect supply and demand will find better balance and companies will shine a brighter light on their cash flow as they return it to shareholders. Our long-term outlook is built around worldwide electricity demand doubling by 2050. In our view, natural gas and renewables need to replace coal in power generation. This is the fastest and most economical way to lower global carbon emissions and improve living standards for people around the globe.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, Short-Term Outlook, December 2019
2	BTU Analytics
3	Wood Mackenzie, Power and Renewables, December 2019
4	AWEA July-September 2019

(unaudited)

4	Tortoise

2019 Annual Report | November 30, 2019

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.93%		1.18%		1.93%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2019)

1.	ONEOK, Inc.	8.5%
2.	Kinder Morgan, Inc.	8.2%
3.	The Williams Companies, Inc.	8.1%
4.	Cheniere Energy, Inc.	7.8%
5.	TC Energy Corporation	7.6%
6.	Targa Resources Corp.	6.1%
7.	Enbridge Inc.	5.0%
8.	Pembina Pipeline Corporation	4.9%
9.	Energy Transfer LP	4.4%
10.	Enterprise Products Partners L.P.	4.2%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index Since inception on May 31, 2011 through November 30, 2019

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Tortoise
MLP & Pipeline Fund (continued)

Performance was negative for the year as relatively high capital expenditures, corporate structure evolution, and increasing counterparty risk offset growing energy production, improved balance sheets and visibility to more return of capital to shareholders. Midstream energy returns were bifurcated with C-Corp pipelines in positive territory and MLPs negative as there was strong tax loss selling within MLPs during the month of November. In the fund, larger cap, higher quality, stable cash flow long-haul pipelines outperformed midstream companies focused on gathering and processing.

Our positive outlook for midstream remains as energy production growth continues and more capital is returned to shareholders. Our focus continues to be on midstream companies best positioned for continued growth in areas with the strongest production growth (supply push) as well exposure to growing export markets and products (demand pull) within the North American energy value chain.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% , announced share buyback authorization and attractive multiple Canadian asset sale, exposure to liquefied natural gas (LNG) exports with significant insider buying
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Continued execution of backlog of infrastructure projects with high returns
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage high quality contracted cash flows with large back large back log of infrastructure projects across North America
Enbridge Inc.	Midstream crude oil pipeline company	Anticipated dividend growth of 5-7% in 2020+
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Eliminated incentive distribution rights (IDRs) leading to a lower cost of capital

Bottom five contributors	Company type	Performance driver
Antero Midstream Corporation	Midstream gathering and processing company	Concerns around potential recontracting of gathering and process contracts and financial health of parent company Antero Resources (AR) as natural gas prices moved lower
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Uncertainty around Mountain Valley Pipeline project
EnLink Midstream, LLC	Midstream gathering and processing MLP	Concern around producers slowing drilling activity in Oklahoma
Western Midstream Partners, LP	Midstream gathering and processing MLP	Carrying out strategic review
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Uncertain crude oil production growth from Permian in 2020 leading to concerns to potential of over build

(unaudited)

6	Tortoise

2019 Annual Report | November 30, 2019

Total returns (as of November 30, 2019)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-1.09%	-1.88%	-3.84%	5.16%	0.93%
TORTX	A Class (excluding load)(2)	-1.38%	-2.17%	-4.12%	4.85%	1.18%
TORTX	A Class (maximum load)(2)	-6.81%	-4.01%	-5.20%	4.16%	1.18%
TORCX	C Class (excluding CDSC)	-2.13%	-2.85%	-4.80%	4.09%	1.93%
TORCX	C Class (including CDSC)	-3.07%	-2.85%	-4.80%	4.09%	1.93%
S&P 500® Index(3)		16.11%	14.88%	10.98%	12.83%	—
TNAPT(4)		5.88%	3.10%	0.32%	—	—

(1)	Reflects period from fund inception on May 31, 2011 through November 30, 2019. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	7

Tortoise
MLP & Energy Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio	1.09%		1.34%		2.09%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		1.00%	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2019)

1.	Enbridge Inc.	5.8%
2.	ONEOK, Inc.	5.1%
3.	The Williams Companies, Inc.	4.8%
4.	Magellan Midstream Partners, L.P.	4.7%
5.	PBF Holding Co. LLC / PBF Finance Corp., 7.250%, 06/15/2025	4.7%
6.	Enterprise Products Partners, L.P.	4.6%
7.	Plains GP Holdings, L.P.	4.6%
8.	TC Energy Corporation	4.2%
9.	Energy Transfer LP	4.1%
10.	MPLX LP	4.0%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Value of $1,000,000 vs. the Alerian MLP Index Since inception on December 27, 2010 through November 30, 2019

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 27, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on December 27, 2010 through November 30, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

8	Tortoise

2019 Annual Report | November 30, 2019

While the fiscal period was a difficult one for overall returns, the fund benefitted from active management and its ability to invest across the capital structure. All three segments of the fund: MLPs, energy infrastructure equities, and fixed income, outperformed the benchmark. The fixed income portion was the largest contributor to performance. The fund’s allocation to large-cap, diversified c-corp equities also helped drive performance throughout the period.

Our positive outlook for the asset class remains and as fundamentals continue to improve, we are likely to favor an allocation towards equities versus bonds. Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. As the broad sustainability of distributions become more certain, performance should improve for our underlying equity holdings. Bonds issued by energy companies should experience moderate returns moving forward, whereas we believe the equities issued by these same companies remain significantly discounted.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Enbridge Inc.	Midstream crude oil pipeline company	Anticipated dividend growth of 5-7% in 2020+
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% , announced share buyback authorization and attractive multiple Canadian asset sale, exposure to liquefied natural gas (LNG) exports with significant insider buying
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Continued execution of backlog of infrastructure projects with high returns
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage high quality contracted cash flows with large back large back log of infrastructure projects across North America
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Eliminated incentive distribution rights (IDRs) leading to lower cost of capital

Bottom five contributors	Company type	Performance driver
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Uncertainty around Mountain Valley Pipeline project
Altus Midstream Company	Midstream crude oil pipeline company	Largest counterparty, Apache, lowered 2019 capital investment
MPLX LP	Refined products pipeline company	Continued uncertainty regarding organizational structure and parental support combined with north east natural gas gathering & processing exposure
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Uncertain crude oil production growth from Permian in 2020 leading to concerns to potential of over build
DCP Midstream, LP	Midstream gathering and processing MLP	Reduced drilling activity lower commodity prices and negatively impacted non fee-based

(unaudited)

Tortoise	9

Tortoise
MLP & Energy Income Fund (continued)

Total returns (as of November 30, 2019)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
INFIX	Institutional	-0.29%	-3.35%	-5.82%	2.76%	1.09%
INFRX	A Class (excluding load)	-0.41%	-3.57%	-6.04%	2.53%	1.34%
INFRX	A Class (maximum load)	-5.89%	-5.36%	-7.10%	1.88%	1.34%
INFFX	C Class (excluding CDSC)	-1.30%	-4.32%	-6.77%	1.84%	2.09%
INFFX	C Class (including CDSC)	-2.20%	-4.32%	-6.77%	1.84%	2.09%
Alerian MLP Index(2)		-11.00%	-5.68%	-9.56%	0.45%	—

(1)	Reflects period from fund inception on December 27, 2010 through November 30, 2019. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price return basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund statistics (as of November 30, 2019)

	1 year	3 years	5 years	Since inception
Volatility* (Institutional Shares)	13.63%	13.80%	18.48%	15.65%
Volatility* (Alerian MLP Index)	18.89%	18.05%	25.14%	21.40%
Correlation (Institutional Shares) to Index	0.94	0.94	0.94	0.93

*	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

10	Tortoise

2019 Annual Report | November 30, 2019

Tortoise
MLP & Energy Infrastructure Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional
Ticker	MLPPX
Gross expense ratio	0.91%
Redemption fee	None
Maximum front-end sales load	None	(1)
Maximum deferred sales load	None

(1)	While the Institutional Class has no front-end load, advisory and other expenses still apply.

Top ten holdings (as of November 30, 2019)

1.	Enbridge Inc.	6.0%
2.	ONEOK, Inc.	5.2%
3.	The Williams Companies, Inc.	5.0%
4.	Plains GP Holdings, L.P.	4.7%
5.	PBF Holding Co. LLC / PBF Finance Corp., 7.250%, 06/15/2025	4.6%
6.	Magellan Midstream Partners, L.P.	4.5%
7.	Enterprise Products Partners, L.P.	4.5%
8.	TC Energy Corporation	4.3%
9.	MPLX LP	4.2%
10.	Cheniere Energy, Inc.	4.2%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Value of $5,000,000 vs. the Alerian MLP Index Since inception on September 9, 2010 through November 30, 2019

This chart illustrates the performance of a hypothetical $5,000,000 investment made on September 9, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since September 9, 2010 through November 30, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

Tortoise	11

Tortoise
MLP & Energy Infrastructure Fund (continued)

While the fiscal period was a difficult one for overall returns, the fund benefitted from active management and its ability to invest across the capital structure. All three segments of the fund, MLPs, energy infrastructure equities, and fixed income, outperformed the benchmark. The fixed income portion was the largest contributor to performance. The fund’s allocation to large-cap, diversified c-corp equity securities helped drive performance throughout the period.

Our positive outlook for the asset class remains and as fundamentals continue to improve, we are likely to favor an allocation towards equities versus bonds. Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. As the broad sustainability of distributions become more certain, performance should improve for our underlying equity holdings. Bonds issued by energy companies should experience moderate returns moving forward, whereas we believe the equities issued by these same companies remain significantly discounted.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Kinder Morgan Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend increase of 25% , announced share buyback authorization and attractive multiple Canadian asset sale, exposure to liquefied natural gas (LNG) exports with significant insider buying
Enbridge Inc.	Midstream crude oil pipeline company	Anticipated dividend growth of 5-7% in 2020+
TC Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Asset sales leading to reduced leverage high quality contracted cash flows with large back large back log of infrastructure projects across North America
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Continued execution of backlog of infrastructure projects with high returns
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Eliminated incentive distribution rights (IDRs) leading to lower cost of capital

Bottom five contributors	Company type	Performance driver
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Uncertainty around Mountain Valley Pipeline project
MPLX LP	Refined products pipeline company	Continued uncertainty regarding organizational structure and parental support combined with north east natural gas gathering & processing exposure
Altus Midstream Company	Midstream crude oil pipeline company	Largest counterparty, Apache, lowered 2019 capital investment
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Uncertain crude oil production growth from Permian in 2020 leading to concerns to potential of over build
DCP Midstream LP	Midstream gathering and processing MLP	Reduced drilling activity lower commodity prices and negatively impacted non fee-based contracts

(unaudited)

12	Tortoise

2019 Annual Report | November 30, 2019

Total returns (as of November 30, 2019)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
MLPPX	Institutional	-0.83%	-3.58%	-6.68%	3.18%	0.91%
Alerian MLP Index(2)		-11.00%	-5.68%	-9.56%	1.53%	—

(1)	Reflects period from fund inception on September 9, 2010 through November 30, 2019.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Fund statistics (as of November 30, 2019)

	1 year	3 years	5 years	Since inception
Volatility* (Institutional Shares)	13.46%	13.67%	19.03%	15.83%
Volatility* (Alerian MLP Index)	18.89%	18.05%	25.14%	21.11%
Correlation (Institutional Shares) to Index	0.95	0.94	0.94	0.93

*	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	13

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.50%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2020. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2019)

1.	Cheniere Energy, Inc.	7.5%
2.	Marathon Petroleum Corporation	6.7%
3.	NextEra Energy, Inc.	5.9%
4.	ConocoPhillips	5.5%
5.	Sempra Energy	5.4%
6.	Phillips 66	5.1%
7.	Royal Dutch Shell - PLC	5.0%
8.	Enel SpA	3.6%
9.	TC Energy Corporation	3.1%
10.	Enterprise Products Partners L.P.	3.0%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain

●	Sector ranges will vary over time based on targeted catalyst and trend exposure

●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through November 30, 2019

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through November 30, 2019. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

14	Tortoise

2019 Annual Report | November 30, 2019

Performance was negative for the year as relatively high capital expenditures, corporate structure evolution, and increasing counterparty risk offset growing energy production, improved balance sheets and visibility to more return of capital to shareholders. Midstream energy returns were bifurcated with C-Corp pipelines in positive territory and MLPs negative as there was strong tax loss selling within MLPs during the month of November. In the fund, larger cap, higher quality, stable cash flow long-haul pipelines outperformed midstream companies focused on gathering and processing.

Our positive outlook for midstream remains as energy production growth continues and more capital is returned to shareholders. Our focus continues to be on midstream companies best positioned for continued growth in areas with the strongest production growth (supply push) as well exposure to growing export markets and products (demand pull) within the North American energy value chain.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Nextera Energy, Inc.	Integrated infrastructure	Highly visible growth from renewable buildout
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Occidental Petroleum offered premium to acquire all of the outstanding shares
Phillips 66	Downstream refiner	Diversified business mix with large backlog of growth projects leading to high returns on capital employed
Valero Energy Corporation	Downstream refiner	Increased exports and International Maritime Organization (IMO) exposure and margin capture leading to improved earnings outlook
ONEOK, Inc	Midstream natural gas/natural gas liquids pipeline company	Continued execution of backlog of infrastructure projects with high returns
Bottom five contributors	Company type	Performance driver
Equitrans Midstream Corp.	Midstream natural gas/natural gas liquids pipeline company	Uncertainty around Mountain Valley Pipeline project
Concho Resources Inc.	Upstream liquids producer	Unexpected operational challenge tied to well spacing raised concerns about future growth
Diamondback Energy, Inc.	Upstream oil and natural gas producer	Operational miss combined with lower oil prices and lower growth
EOG Resources, Inc.	Upstream liquids producer	Negative investor sentiment surrounding exploration and production (E&P) companies given low price commodity environment
ConocoPillips	Upstream natural gas producer	Low absolute natural gas prices caused concerns for growth outlook of Marcellus producers

(unaudited)

Tortoise	15

Tortoise
Select Opportunity Fund (continued)

Total returns (as of November 30, 2019)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-7.83%	-9.55%	-5.18%	-4.15%	1.40%
TOPTX	A Class (excluding load)(2)	-8.00%	-9.76%	-5.44%	-4.40%	1.70%
TOPTX	A Class (maximum load)(2)	-13.04%	-11.44%	-6.51%	-5.27%	1.70%
TOPCX	C Class (excluding CDSC)	-8.66%	-10.44%	-6.12%	-5.09%	2.44%
TOPCX	C Class (including CDSC)	-9.58%	-10.44%	-6.12%	-5.09%	2.44%
S&P 500® Index(3)		16.11%	14.88%	10.98%	12.96%	—
S&P Energy Select Sector® Index(4)		-7.67%	-4.49%	-2.95%	-2.67%	—

(1)	Reflects period from fund inception on September 30, 2013 through November 30, 2019.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

16	Tortoise

2019 Annual Report | November 30, 2019

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

Tortoise	17

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 – November 30, 2019).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2019)	(11/30/2019)	(06/01/2019 – 11/30/2019)
Institutional Class Actual(2)	$1,000.00	$939.60	$4.52
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.71
A Class Actual(2)	$1,000.00	$938.30	$5.73
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.97
C Class Actual(2)	$1,000.00	$934.80	$9.36
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.39	$9.75

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2019 of -6.04%, -6.17% and -6.52% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

18	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Energy Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2019)	(11/30/2019)	(06/01/2019 – 11/30/2019)
Institutional Class Actual(2)	$1,000.00	$962.50	$5.76
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.92
A Class Actual(2)	$1,000.00	$961.10	$6.98
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.18
C Class Actual(2)	$1,000.00	$957.60	$10.65
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.19	$10.96

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.17%, 1.42%, and 2.17% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2019 of -3.75%, -3.89% and -4.24% for the Institutional Class, A Class and C Class, respectively.

Tortoise MLP & Energy Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2019)	(11/30/2019)	(06/01/2019 – 11/30/2019)
Institutional Class Actual(2)	$1,000.00	$951.30	$4.99
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.16

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2019 of -4.87%.

Tortoise Select Opportunity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(06/01/2019)	(11/30/2019)	(06/01/2019 – 11/30/2019)
Institutional Class Actual(2)	$1,000.00	$998.70	$5.51
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
A Class Actual(2)	$1,000.00	$997.30	$6.76
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
C Class Actual(2)	$1,000.00	$994.50	$10.50
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.54	$10.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2019 of -0.13%, -0.27% and -0.55% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

Tortoise	19

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2019

	Shares	Fair Value
Common Stock — 77.4%(1)

Canadian Crude Oil Pipelines — 13.0%(1)
Enbridge Inc.	4,846,937	$184,183,606
Inter Pipeline Ltd.	7,163,274	118,641,894
Pembina Pipeline Corporation	5,238,930	182,926,729
		485,752,229

Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.5%(1)
Keyera Corp.	4,541,038	110,799,549
TC Energy Corporation	5,564,975	283,424,177
		394,223,726

Monaco Marine Transportation — 0.2%(1)
GasLog Partners LP	445,939	6,488,413

United States Crude Oil Pipelines — 4.0%(1)
Plains GP Holdings, L.P.	8,603,956	150,311,111

United States Diversified Infrastructure — 5.3%(1)
NextEra Energy, Inc.	346,676	81,059,782
Sempra Energy	791,174	116,516,195
		197,575,977

United States Natural Gas Gathering/Processing — 10.5%(1)
Antero Midstream Corporation	9,790,575	44,840,833
EnLink Midstream, LLC	5,667,325	26,919,794
Equitrans Midstream Corporation	7,111,618	70,902,831
Rattler Midstream LP	1,304,255	20,750,697
Targa Resources Corp.	6,191,552	226,177,395
		389,591,550

United States Natural Gas/Natural Gas Liquids Pipelines — 33.9%(1)
Altus Midstream Company(2)	3,195,575	6,167,460
Cheniere Energy, Inc.(2)	4,822,212	291,936,715
Kinder Morgan, Inc.	15,649,397	306,884,675
ONEOK, Inc.	4,466,541	317,347,738
Tallgrass Energy LP	2,473,363	44,297,931
The Williams Companies, Inc.	13,215,832	300,263,703
		1,266,898,222
Total Common Stock
(Cost $2,970,413,707)		2,890,841,228

Master Limited Partnerships — 22.2%(1)

United States Crude Oil Pipelines — 3.7%(1)
BP Midstream Partners LP	1,426,079	20,820,754
PBF Logistics LP	790,574	16,167,238
Shell Midstream Partners, L.P.	5,142,255	101,096,733
		138,084,725

United States Natural Gas Gathering/Processing — 1.9%(1)
CNX Midstream Partners LP	593,902	8,611,579
EQM Midstream Partners LP	331,220	7,674,367
Noble Midstream Partners LP(3)	470,050	9,133,072
Western Midstream Partners, LP	2,577,536	45,699,713
		71,118,731

United States Natural Gas/Natural Gas Liquids Pipelines — 8.6%(1)
Energy Transfer LP	13,718,861	162,019,748
Enterprise Products Partners L.P.	5,959,446	156,852,619
		321,872,367

United States Other — 0.1%(1)
Westlake Chemical Partners LP	205,381	4,557,404

United States Refined Product Pipelines — 7.9%(1)
Holly Energy Partners LP	851,706	19,044,146
Magellan Midstream Partners, L.P.	1,619,353	94,683,570
MPLX LP	4,458,093	105,433,900
Phillips 66 Partners LP	1,386,196	77,252,703
		296,414,319
Total Master Limited Partnerships
(Cost $887,247,202)		829,047,546

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
Class X, 1.56%(4)
(Cost $702)	702	702

Total Investments — 99.6%(1)
(Cost $3,857,661,611)		3,719,889,476
Other Assets in Excess of
Liabilities, Net — 0.4%(1)		14,330,759
Total Net Assets — 100.0%(1)		$3,734,220,235

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale, considered illiquid and classified as a Level 2 security in the fair value hierarchy. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $9,133,072 which represents 0.2% of net assets. See Note 2 in Notes to the Financial Statements for further disclosure.
(4)	Rate indicated is the current yield as of November 30, 2019.

See accompanying Notes to Financial Statements.

20	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Energy Income Fund
Schedule of Investments
November 30, 2019

	Principal
	Amount/Shares	Fair Value
Common Stock — 42.4%(1)

Canadian Crude Oil Pipelines — 5.6%(1)
Enbridge Inc.	1,057,963	$40,202,594

Canadian Natural Gas Pipelines — 4.0%(1)
TC Energy Corporation	566,005	28,826,635

United States Crude Oil Pipelines — 4.4%(1)
Plains GP Holdings L.P.	1,812,645	31,666,908

United States Gathering and Processing — 1.6%(1)
EnLink Midstream, LLC	624,951	2,968,517
Targa Resources Corp.(2)	229,304	8,376,475
		11,344,992

United States Natural Gas Pipelines — 20.8%(1)
Altus Midstream Company(3)	1,085,500	2,095,015
Cheniere Energy, Inc.(2)(3)	460,485	27,877,762
Kinder Morgan, Inc.	1,412,933	27,707,616
ONEOK, Inc.(2)	495,564	35,209,823
Tallgrass Energy LP	1,315,577	23,561,984
The Williams Companies, Inc.(2)	1,477,172	33,561,348
		150,013,548

United States Power — 1.4%(1)
NextEra Energy Partners LP	190,277	10,109,417

United States Refining — 4.6%(1)
Marathon Petroleum Corporation(2)	264,410	16,033,822
Valero Energy Corporation(2)	178,875	17,080,774
		33,114,596
Total Common Stock
(Cost $333,974,726)		305,278,690

Corporate Bonds — 29.5%(1)

Canadian Natural Gas Pipelines — 2.8%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(4)	$19,950,000	20,033,092

Marshall Island Marine Transportation — 2.0%(1)
Teekay Corporation
9.250%, 11/15/2022(4)	2,500,000	2,619,530
Teekay Offshore Partners LP / Teekay
Offshore Finance Corp.
8.500%, 07/15/2023(4)	11,550,000	11,583,668
		14,203,198

United States Crude Oil Pipelines — 3.4%(1)
SemGroup Corp. / Rose Rock
Finance Corp.
5.625%, 11/15/2023	6,390,000	6,568,377
SemGroup Corporation
7.250%, 03/15/2026	7,125,000	7,837,678
7.250%, 03/15/2026(4)	9,150,000	10,065,229
		24,471,284

	Principal Amount
United States Gathering and Processing — 10.1%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(4)	$9,050,000	7,172,351
Blue Racer Midstream LLC / Blue
Racer Finance Corp.
6.125%, 11/15/2022(4)	19,125,000	17,302,263
EnLink Midstream, LLC
5.375%, 06/01/2029	9,895,000	8,406,025
EnLink Midstream Partners, LP
4.850%, 07/15/2026	16,400,000	14,536,509
Hess Infrastructure Partners LP / Hess
Infrastructure Partners Finance Corp.
5.625%, 02/15/2026(4)	8,750,000	9,120,322
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.750%, 03/15/2024	4,475,000	4,659,549
6.500%, 07/15/2027(4)	10,875,000	11,626,327
		72,823,346
United States Natural Gas Pipelines — 4.9%(1)
NGPL Pipeco LLC
4.875%, 08/15/2027(4)	1,100,000	1,167,507
7.768%, 12/15/2037(4)	16,250,000	20,817,330
ONEOK, Inc.
4.550%, 07/15/2028	6,125,000	6,632,127
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
5.500%, 01/15/2028(4)	3,825,000	3,547,085
The Williams Companies, Inc.
3.750%, 06/15/2027	3,200,000	3,278,900
		35,442,949
United States Oil Field Services — 1.9%(1)
Archrock Partners LP / Archrock
Partners Finance Corp.
6.000%, 10/01/2022	1,575,000	1,583,366
6.875%, 04/01/2027(4)	11,725,000	12,099,350
		13,682,716
United States Refining — 4.4%(1)
PBF Holding Co. LLC / PBF
Finance Corp.
7.250%, 06/15/2025	30,400,000	32,223,696
Total Corporate Bonds
(Cost $210,802,481)		212,880,281

See accompanying Notes to Financial Statements.

Tortoise	21

Tortoise MLP & Energy Income Fund
Schedule of Investments (continued)
November 30, 2019

	Shares	Fair Value
Master Limited Partnerships — 24.2%(1)

United States Crude Oil Pipelines — 0.2%(1)
PBF Logistics LP	86,036	$1,759,436

United States Gathering and Processing — 1.9%(1)
Noble Midstream Partners LP(5)	704,234	13,683,267

United States Natural Gas Pipelines — 9.8%(1)
DCP Midstream, LP	508,412	10,732,577
Energy Transfer LP	2,382,112	28,132,742
Enterprise Products Partners, L.P.	1,209,715	31,839,699
		70,705,018

United States Refined Product Pipelines — 12.3%(1)
Magellan Midstream Partners, L.P.	560,650	32,781,205
MPLX LP	1,182,541	27,967,095
Phillips 66 Partners LP	496,720	27,682,206
		88,430,506
Total Master Limited Partnerships
(Cost $183,351,160)		174,578,227

Short-Term Investments — 2.9%(1)

United States Investment Companies — 2.9%(1)
Fidelity Investments Treasury Portfolio,
Institutional Class, 1.53%(6)	823,447	823,447
First American Government
Obligations Fund,
Class X, 1.56%(6)	19,781,964	19,781,964
(Cost $20,605,411)		20,605,411

Total Investments — 99.0%(1)
(Cost $748,733,778)		713,342,609
Other Assets in Excess of
Liabilities, Net — 1.0%(1)		7,424,116
Total Net Assets — 100.0%(1)		$720,766,725

(1)	Calculated as a percentage of net assets.
(2)	Security segregated as cover for open written option contracts.
(3)	Non-income producing security.
(4)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of November 30, 2019, the value of this investment was $127,154,054 or 17.6% of total net assets.
(5)	Security is restricted from resale, considered illiquid and classified as a Level 2 security in the fair value hierarchy. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $13,683,267 which represents 1.9% of net assets. See Note 2 in the Notes to the Financial Statements for further disclosure.
(6)	Rate indicated is the current yield as of November 30, 2019.

Schedule of Options Written
November 30, 2019

		Contracts		Notional	Exercise
Description	Call/Put	Written	Expiration Date	Amount	Price	Fair Value
Cheniere Energy, Inc.	Call	3,476	December 2019	$21,043,704	$70	$(20,856)
Marathon Petroleum Corporation	Call	2,644	January 2020	16,033,216	80	(11,898)
ONEOK, Inc.	Call	2,920	January 2020	20,746,600	75	(167,900)
Targa Resources Corp.	Call	747	January 2020	2,728,791	40	(41,085)
Targa Resources Corp.	Call	400	January 2020	1,461,200	41	(15,000)
Valero Energy Corporation	Call	1,788	January 2020	17,073,612	110	(30,396)
The Williams Companies, Inc.	Call	7,422	January 2020	16,862,784	26	(25,977)
						$(313,112)

See accompanying Notes to Financial Statements.

22	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments
November 30, 2019

	Principal
	Amount/Shares	Fair Value
Common Stock — 43.5%(1)

Canadian Crude Oil Pipelines — 5.8%(1)
Enbridge Inc.	115,159	$4,376,042

Canadian Natural Gas Pipelines — 4.2%(1)
TC Energy Corporation	62,255	3,170,647

United States Crude Oil Pipelines — 4.5%(1)
Plains GP Holdings LP	197,815	3,455,828

United States Gathering and Processing — 1.6%(1)
EnLink Midstream, LLC	68,020	323,095
Targa Resources Corp.(2)	25,001	913,287
		1,236,382

United States Natural Gas Pipelines — 21.2%(1)
Altus Midstream Company(3)	67,255	129,802
Cheniere Energy, Inc.(2)(3)	50,385	3,050,308
Kinder Morgan, Inc.	144,155	2,826,879
ONEOK, Inc.(2)	54,136	3,846,363
Tallgrass Energy LP	143,756	2,574,670
The Williams Companies, Inc.(2)	161,471	3,668,621
		16,096,643

United States Power — 1.4%(1)
NextEra Energy Partners LP	20,748	1,102,341
United States Refining — 4.8%(1)
Marathon Petroleum Corporation(2)	28,890	1,751,890
Valero Energy Corporation(2)	19,570	1,868,739
		3,620,629
Total Common Stock
(Cost $39,689,808)		33,058,512

Corporate Bonds — 28.8%(1)

Canadian Natural Gas Pipelines — 2.8%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(4)	$2,075,000	2,083,642

Marshall Island Marine Transportation — 1.8%(1)
Teekay Corporation
9.250%, 11/15/2022(4)	200,000	209,563
Teekay Offshore Partners LP / Teekay
Offshore Finance Corp.
8.500%, 07/15/2023(4)	1,150,000	1,153,352
		1,362,915

United States Crude Oil Pipelines — 3.4%(1)
SemGroup Corp. / Rose Rock
Finance Corp.
5.625%, 11/15/2023	510,000	524,237
SemGroup Corporation
7.250%, 03/15/2026(4)	1,850,000	2,035,046
		2,559,283

	Principal Amount
United States Gathering and Processing — 9.8%(1)
Antero Midstream Partners LP / Antero
Midstream Finance Corp.
5.750%, 03/01/2027(4)	$850,000	673,646
Blue Racer Midstream LLC / Blue
Racer Finance Corp.
6.125%, 11/15/2022(4)	2,000,000	1,809,387
EnLink Midstream, LLC
5.375%, 06/01/2029	1,000,000	849,523
EnLink Midstream Partners, LP
4.850%, 07/15/2026	1,650,000	1,462,515
Hess Infrastructure Partners LP / Hess
Infrastructure Partners Finance Corp.
5.625%, 02/15/2026(4)	950,000	990,206
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.750%, 03/15/2024	388,000	404,001
6.500%, 07/15/2027(4)	1,187,000	1,269,007
		7,458,285

United States Natural Gas Pipelines — 4.8%(1)
NGPL Pipeco LLC
4.875%, 08/15/2027(4)	300,000	318,411
7.768%, 12/15/2037(4)	1,575,000	2,017,680
ONEOK, Inc.
4.550%, 07/15/2028	600,000	649,678
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
5.500%, 01/15/2028(4)	425,000	394,120
The Williams Companies, Inc.
3.750%, 06/15/2027	275,000	281,781
		3,661,670

United States Oil Field Services — 1.8%(1)
Archrock Partners LP / Archrock
Partners Finance Corp.
6.000%, 10/01/2022	100,000	100,531
6.875%, 04/01/2027(4)	1,225,000	1,264,111
		1,364,642

United States Refining — 4.4%(1)
PBF Holding Co. LLC / PBF
Finance Corp.
7.250%, 06/15/2025	3,175,000	3,365,468
Total Corporate Bonds
(Cost $21,614,696)		21,855,905

See accompanying Notes to Financial Statements.

Tortoise	23

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (continued)
November 30, 2019

	Shares	Fair Value
Master Limited Partnerships — 24.4%(1)

United States Crude Oil Pipelines — 0.3%(1)
PBF Logistics LP	9,454	$193,334

United States Natural Gas Gathering/Processing — 1.9%(1)
Noble Midstream Partners LP(5)	74,470	1,446,952

United States Natural Gas Pipelines — 9.8%(1)
DCP Midstream, LP	55,023	1,161,535
Energy Transfer LP	252,983	2,987,729
Enterprise Products Partners, L.P.	124,945	3,288,553
		7,437,817

United States Refined Product Pipelines — 12.4%(1)
Magellan Midstream Partners, L.P.	57,045	3,335,421
MPLX LP	129,156	3,054,539
Phillips 66 Partners L.P	54,290	3,025,582
		9,415,542
Total Master Limited Partnerships
(Cost $15,119,364)		18,493,645

Short-Term Investments — 2.8%(1)

United States Investment Companies — 2.8%(1)
Fidelity Investments Treasury Portfolio,
Institutional Class, 1.53%(6)	98,891	98,891
First American Government
Obligations Fund,
Class X, 1.56%(6)	2,038,013	2,038,014
(Cost $2,136,905)		2,136,905

Total Investments — 99.5%(1)
(Cost $78,560,773)		75,544,967
Other Assets in Excess of
Liabilities, Net — 0.5%(1)		364,920
Total Net Assets — 100.0%(1)		$75,909,887

(1)	Calculated as a percentage of net assets.
(2)	Security segregated as cover for open written option contracts.
(3)	Non-income producing security.
(4)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of November 30, 2019, the value of this investment was $14,218,171 or 18.7% of total net assets.
(5)	Security is restricted from resale, considered illiquid and classified as a Level 2 security in the fair value hierarchy. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $1,446,952 which represents 1.9% of net assets. See Note 2 in the Notes to the Financial Statements for further disclosure.
(6)	Rate indicated is the current yield as of November 30, 2019.

Schedule of Options Written
November 30, 2019

		Contracts		Notional	Exercise
Description	Call/Put	Written	Expiration Date	Amount	Price	Fair Value
Cheniere Energy, Inc.	Call	324	December 2019	$1,961,496	$70	$(1,944)
Marathon Petroleum Corporation	Call	288	January 2020	1,746,432	80	(1,296)
ONEOK, Inc.	Call	293	January 2020	2,081,765	75	(16,847)
Targa Resources Corp.	Call	72	January 2020	263,016	40	(3,960)
Targa Resources Corp.	Call	54	January 2020	197,262	41	(2,025)
Valero Energy Corporation	Call	195	January 2020	1,862,055	110	(3,315)
The Williams Companies, Inc.	Call	713	January 2020	1,619,936	26	(2,496)
						$(31,883)

See accompanying Notes to Financial Statements.

24	Tortoise

2019 Annual Report | November 30, 2019

Tortoise Select Opportunity Fund
Schedule of Investments
November 30, 2019

	Shares	Fair Value
Common Stock — 94.4%(1)

Canadian Natural Gas/Natural Gas Liquids Pipelines — 3.0%(1)
TC Energy Corporation	15,153	$771,742
Canadian Power — 5.7%(1)
Algonquin Power & Utilities Corp.	51,733	725,579
Innergex Renewable Energy Inc.	55,461	715,235
		1,440,814

Denmark Power — 2.8%(1)
Orsted A/S	7,762	715,371

France Power — 2.8%(1)
Engie SA	45,753	723,707

Germany Power — 2.8%(1)
RWE AG	23,794	704,948

Italy Power — 6.1%(1)
Enel SpA	121,121	915,439
Terna – Rete Elettrica Nazionale SpA	100,971	648,024
		1,563,463

Spain Power — 2.8%(1)
Iberdrola, S.A.	72,421	712,455

United States Diversified Infrastructure — 11.2%(1)
NextEra Energy, Inc.	6,360	1,487,095
Sempra Energy	9,226	1,358,713
		2,845,808

United States Natural Gas/Natural Gas Liquids Pipelines — 15.5%(1)
Cheniere Energy, Inc.(2)	31,483	1,905,981
Kinder Morgan, Inc.	38,632	757,573
ONEOK, Inc.	10,719	761,585
The Williams Companies, Inc.	22,279	506,179
		3,931,318

United States Oil & Gas Production — 16.3%(1)
Chevron Corporation	5,432	636,250
ConocoPhillips	22,990	1,378,021
Equinor ASA – ADR	20,034	371,230
Royal Dutch Shell PLC – ADR	21,909	1,259,549
TOTAL S.A. – ADR	9,534	500,916
		4,145,966

United States Power — 11.2%(1)
American Electric Power Company, Inc.	7,770	709,789
Covanta Holding Corporation	48,708	716,495
Exelon Corporation	15,982	709,601
Public Service Enterprise Group
Incorporated	11,856	703,179
		2,839,064

United States Refining — 14.2%(1)
Marathon Petroleum Corporation	28,045	1,700,649
Phillips 66	11,138	1,277,751
Valero Energy Corporation	6,605	630,712
		3,609,112
Total Common Stock
(Cost $23,968,780)		24,003,768

Master Limited Partnerships — 4.9%(1)
United States Natural Gas/Natural Gas Liquids Pipelines — 3.0%(1)
Enterprise Products Partners L.P.	29,153	767,307

United States Refined Product Pipelines — 1.9%(1)
Magellan Midstream Partners, L.P.	8,411	491,791
Total Master Limited Partnerships
(Cost $1,294,459)		1,259,098

Short-Term Investment — 0.6%(1)
United States Investment Company — 0.6%(1)
First American Government Obligations Fund,
Class X, 1.56%(3)
(Cost $141,776)	141,776	141,776

Total Investments — 99.9%(1)
(Cost $25,405,015)		25,404,642
Other Assets in Excess of
Liabilities, Net — 0.1%(1)		24,673
Total Net Assets — 100.0%(1)		$25,429,315

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2019.

ADR — American Depository Receipt

See accompanying Notes to Financial Statements.

Tortoise	25

Statements of Assets & Liabilities
November 30, 2019

		Tortoise MLP	Tortoise MLP
	Tortoise MLP &	& Energy	& Energy	Tortoise Select
	Pipeline Fund	Income Fund	Infrastructure Fund	Opportunity Fund
Assets:
Investments, at fair value
(cost $3,857,661,611, $748,733,778,
$78,560,773 and $25,405,015, respectively)	$3,719,889,476	$713,342,609	$75,544,967	$25,404,642
Dividends & interest receivable	4,562,751	5,004,261	518,901	76,249
Receivable for investment securities sold	36,116,331	—	—	—
Receivable for capital shares sold	15,515,707	6,884,818	5,084	637
Receivable for Adviser expense reimbursement	—	—	317	31,492
Prepaid expenses and other assets	75,989	5,938	3,438	24,315
Total assets	3,776,160,254	725,237,626	76,072,707	25,537,335
Liabilities:
Written option contracts, at value
(premiums received $ —, $2,071,836,
$209,329 and $ —, respectively)	—	313,112	31,883	—
Payable for line of credit	7,305,000	—	—	—
Payable for capital shares redeemed	31,237,625	3,270,923	20,104	4,401
Payable for fund distributions	1,120	4,798	—	—
Payable to Adviser	2,716,731	598,226	47,353	15,260
Payable for fund administration & accounting fees	234,208	113,439	16,293	16,718
Payable for compliance fees	1,752	928	928	1,749
Payable for custody fees	35,066	1,350	—	1,014
Payable for audit & tax	56,194	28,905	28,845	47,596
Payable for transfer agent fees & expenses	98,165	55,420	12,924	8,601
Payable for interest expense	1,928	—	—	—
Accrued expenses	136,963	53,395	4,490	11,287
Accrued distribution fees	115,267	30,405	—	1,394
Total liabilities	41,940,019	4,470,901	162,820	108,020
Net Assets	$3,734,220,235	$720,766,725	$75,909,887	$25,429,315
Net Assets Consist of:
Capital Stock	$4,218,215,929	$959,348,960	$201,019,306	$55,116,088
Total distributable earnings (loss)	(483,995,694)	(238,582,235)	(125,109,419)	(29,686,773)
Net Assets	$3,734,220,235	$720,766,725	$75,909,887	$25,429,315

Institutional Class
Net Assets	$3,226,449,868	$628,295,348	$75,909,887	$21,748,357
Shares issued and outstanding(1)	277,870,203	93,253,392	11,638,855	2,888,521
Net asset value, redemption price and minimum
offering price per share	$11.61	$6.74	$6.52	$7.53

A Class
Net Assets	$469,881,945	$45,492,427	$—	$2,349,240
Shares issued and outstanding(1)	40,846,446	6,625,081	$—	314,382
Net asset value, redemption price and minimum
offering price per share	$11.50	$6.87	$—	$7.47
Maximum offering price per share(2)	$12.17	$7.27	$—	$7.90

C Class
Net Assets	$37,888,422	$46,978,950	$—	$1,331,718
Shares issued and outstanding(1)	3,325,617	6,819,360	$—	185,717
Net asset value, redemption price and minimum
offering price per share	$11.39	$6.89	$—	$7.17

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

26	Tortoise

2019 Annual Report | November 30, 2019

Statements of Operations
For the Year Ended November 30, 2019

		Tortoise MLP	Tortoise MLP
	Tortoise MLP &	& Energy	& Energy	Tortoise Select
	Pipeline Fund	Income Fund	Infrastructure Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$180,152,332	$21,630,048	$4,187,603	$757,815
Distributions from master limited partnerships	74,685,512	15,001,790	2,821,637	119,761
Less: return of capital on distributions from investments	(168,663,921)	(27,799,735)	(5,335,909)	(308,864)
Less: foreign taxes withheld	(7,538,520)	(524,240)	(72,304)	(2,597)
Net dividends and distributions from investments	78,635,403	8,307,863	1,601,027	566,115
Dividends from money market mutual funds	737,885	326,133	142,686	5,456
Interest income	—	14,667,270	2,538,712	—
Total investment income	79,373,288	23,301,266	4,282,425	571,571
Expenses:
Advisory fees (See Note 6)	34,692,348	8,064,777	1,137,108	212,302
Fund administration & accounting fees (See Note 6)	1,727,253	714,855	125,450	103,972
Transfer agent fees & expenses (See Note 6)	642,326	348,459	89,559	53,024
Shareholder communication fees	306,483	101,767	2,931	3,872
Custody fees (See Note 6)	210,844	3,344	1,565	12,536
Registration fees	181,475	96,864	34,879	52,943
Audit & tax fees	59,246	28,947	28,829	50,150
Other	38,068	25,720	8,127	18,330
Trustee fees (See Note 6)	19,719	13,928	10,832	13,840
Legal fees	10,596	5,802	8,594	8,419
Compliance fees (See Note 6)	10,314	18,957	6,207	10,314
Distribution fees (See Note 7):
A Class	1,234,899	133,848	—	7,482
C Class	456,028	524,037	—	20,260
Total expenses before interest expense
on line of credit	39,589,599	10,081,305	1,454,081	567,444
Interest expense on line of credit (See Note 10)	66,232	—	—	—
Total expenses before reimbursement	39,655,831	10,081,305	1,454,081	567,444
Less: expense reimbursement by Adviser	—	—	(11,763)	(264,958)
Net expenses	39,655,831	10,081,305	1,442,318	302,486
Net Investment Income	39,717,457	13,219,961	2,840,107	269,085
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized gain (loss) on:
Investments, including foreign currency gain (loss)	(118,356,314)	(42,109,655)	(30,858,694)	(7,232,326)
Written options contracts	—	(3,514,653)	(161,846)	—
Net change in unrealized appreciation (depreciation) of:
Investments and translations of foreign currency	38,511,279	24,377,535	36,793,494	4,113,782
Written options contracts	—	1,644,342	66,831	—
Net Realized and Unrealized Gain (Loss) on
Investments and Translations of Foreign Currency	(79,845,035)	(19,602,431)	5,839,785	(3,118,544)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(40,127,578)	$(6,382,470)	$8,679,892	$(2,849,459)

See accompanying Notes to Financial Statements.

Tortoise	27

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018
Operations
Net investment income	$39,717,457	$39,678,602	$13,219,961	$8,515,100
Net realized loss on investments, written
options contracts and foreign currency	(118,356,314)	(63,097,321)	(45,624,308)	(3,227,474)
Net change in unrealized appreciation (depreciation)
of investments, written options contracts
and translations of foreign currency	38,511,279	(71,468,426)	26,021,877	(43,922,466)
Net decrease in net assets resulting
from operations	(40,127,578)	(94,887,145)	(6,382,470)	(38,634,840)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,735,478,141	2,057,563,357	331,280,795	439,701,041
Proceeds from reinvestment of distributions	116,680,997	91,861,649	41,875,525	43,613,402
Payments for shares redeemed	(1,985,311,239)	(1,276,912,162)	(423,416,384)	(365,977,556)
Proceeds from redemption fees	—	—	64,051	96,203
Increase (Decrease) in net assets from
Institutional Class transactions	(133,152,101)	872,512,844	(50,196,013)	117,433,090
A Class(1):
Proceeds from shares sold	99,215,372	272,254,175	17,094,555	26,404,884
Proceeds from reinvestment of distributions	20,142,451	15,715,327	1,766,514	2,119,107
Payments for shares redeemed	(95,709,057)	(85,871,296)	(23,666,932)	(27,677,619)
Proceeds from redemption fees	—	—	18,653	12,302
Increase (Decrease) in net assets from
A Class transactions	23,648,766	202,098,206	(4,787,210)	858,674
C Class:
Proceeds from shares sold	8,742,459	13,894,594	12,441,343	13,723,793
Proceeds from reinvestment of distributions	1,273,399	1,281,770	2,060,859	2,433,656
Payments for shares redeemed	(21,390,810)	(19,609,310)	(17,917,138)	(21,941,448)
Proceeds from redemption fees	—	—	10,027	9,459
Decrease in net assets from C Class transactions	(11,374,952)	(4,432,946)	(3,404,909)	(5,774,540)
Net increase (decrease) in net assets
resulting from capital share transactions	(120,878,287)	1,070,178,104	(58,388,132)	112,517,224
Distributions to Shareholders
From distributable earnings
Institutional Class	(54,033,930)	(43,120,239)	(1,078,191)	(42,255,244)
A Class(1)	(6,745,708)	(5,867,041)	(78,538)	(3,060,819)
C Class	(340,815)	(523,295)	(74,983)	(2,865,644)
From tax return of capital
Institutional Class	(99,340,629)	(75,695,002)	(63,519,356)	(28,811,354)
A Class(1)	(13,841,994)	(10,299,240)	(4,711,756)	(2,089,883)
C Class	(1,115,300)	(918,612)	(4,192,292)	(1,953,577)
Total distributions to shareholders	(175,418,376)	(136,423,429)	(73,655,116)	(81,036,521)
Total Increase (Decrease) in Net Assets	(336,424,241)	838,867,530	(138,425,718)	(7,154,137)
Net Assets
Beginning of year	4,070,644,476	3,231,776,946	859,192,443	866,346,580
End of year	$3,734,220,235	$4,070,644,476	$720,766,725	$859,192,443

(1)	Prior to March 30, 2019, A Class Shares of the MLP & Pipeline Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

28	Tortoise

2019 Annual Report | November 30, 2019

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018
Transactions in Shares:
Institutional Class:
Shares sold	140,773,462	155,439,492	45,267,457	52,334,913
Shares issued to holders in reinvestment
of dividends	9,729,012	7,245,786	5,824,325	5,401,253
Shares redeemed	(160,919,033)	(97,882,557)	(58,583,809)	(44,358,142)
Increase (Decrease) in Institutional Class
shares outstanding	(10,416,559)	64,802,721	(7,492,027)	13,378,024
A Class(1):
Shares sold	7,957,922	20,740,146	2,290,349	3,080,176
Shares issued to holders in reinvestment
of dividends	1,689,780	1,248,732	241,586	257,092
Shares redeemed	(7,776,547)	(6,577,696)	(3,235,462)	(3,257,326)
Increase (Decrease) in A Class shares outstanding	1,871,155	15,411,182	(703,527)	79,942
C Class:
Shares sold	734,617	1,065,832	1,665,205	1,600,826
Shares issued to holders in reinvestment
of dividends	106,172	103,970	280,410	294,859
Shares redeemed	(1,785,450)	(1,511,922)	(2,419,130)	(2,574,899)
Decrease in C Class shares outstanding	(944,661)	(342,120)	(473,515)	(679,214)
Net increase (decrease) in shares outstanding	(9,490,065)	79,871,783	(8,669,069)	12,778,752

(1)	Prior to March 30, 2019, A Class Shares for the MLP & Pipeline Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

Tortoise	29

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$2,840,107	$4,004,472	$269,085	$(145,489)
Net realized gain (loss) on investments,
written options contracts and foreign currency	(31,020,540)	(4,916,370)	(7,232,326)	4,612,361
Net change in unrealized appreciation (depreciation)
of investments, written options contracts and
translations of foreign currency	36,860,325	(13,566,718)	4,113,782	(6,261,788)
Net increase (decrease) in net assets resulting
from operations	8,679,892	(14,478,616)	(2,849,459)	(1,794,916)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	28,824,075	42,883,068	10,542,931	17,736,308
Proceeds from reinvestment of distributions	14,452,643	26,577,283	—	—
Payments for shares redeemed	(227,497,717)	(90,998,879)	(19,258,055)	(41,010,884)
Proceeds from redemption fees	11,367	—	—	—
Decrease in net assets from Institutional
Class transactions	(184,209,632)	(21,538,528)	(8,715,124)	(23,274,576)
A Class(1):
Proceeds from shares sold	—	—	480,956	2,105,031
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	—	—	(1,581,843)	(2,336,506)
Decrease in net assets from A Class transactions	—	—	(1,100,887)	(231,475)
C Class:
Proceeds from shares sold	—	—	1,747,294	1,238,282
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	—	—	(2,056,386)	(1,391,347)
Decrease in net assets from C Class transactions	—	—	(309,092)	(153,065)
Net decrease in net assets resulting from
capital share transactions	(184,209,632)	(21,538,528)	(10,125,103)	(23,659,116)
Distributions to Shareholders
From distributable earnings
Institutional Class	(8,869,767)	(17,751,685)	—	—
A Class(1)	—	—	—	—
C Class	—	—	—	—
From tax return of capital
Institutional Class	(5,582,876)	(8,879,368)	—	—
A Class(1)	—	—	—	—
C Class	—	—	—	—
Total distributions to shareholders	(14,452,643)	(26,631,053)	—	—
Total Decrease in Net Assets	(189,982,383)	(62,648,197)	(12,974,562)	(25,454,032)
Net Assets
Beginning of year	265,892,270	328,540,467	38,403,877	63,857,909
End of year	$75,909,887	$265,892,270	$25,429,315	$38,403,877

(1)	Prior to March 30, 2019, A Class Shares for the Select Opportunity Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

30	Tortoise

2019 Annual Report | November 30, 2019

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018
Transactions in Shares:
Institutional Class:
Shares sold	4,072,546	5,279,703	1,358,682	1,843,044
Shares issued to holders in reinvestment
of dividends	2,031,608	3,376,303	—	—
Shares redeemed	(31,200,191)	(11,820,080)	(2,509,009)	(4,184,435)
Decrease in Institutional Class shares outstanding	(25,096,037)	(3,164,074)	(1,150,327)	(2,341,391)
A Class(1):
Shares sold	—	—	64,578	220,230
Shares issued to holders in reinvestment
of dividends	—	—	—	—
Shares redeemed	—	—	(210,561)	(246,764)
Decrease in A Class shares outstanding	—	—	(145,983)	(26,534)
C Class:
Shares sold	—	—	247,613	139,057
Shares issued to holders in reinvestment
of dividends	—	—	—	—
Shares redeemed	—	—	(275,689)	(160,420)
Decrease in C Class shares outstanding	—	—	(28,076)	(21,363)
Net decrease in shares outstanding	(25,096,037)	(3,164,074)	(1,324,386)	(2,389,288)

(1)	Prior to March 30, 2019, A Class Shares for the Select Opportunity Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

Tortoise	31

Tortoise MLP & Pipeline Fund Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.29	$12.85	$13.76	$11.28	$16.84
Investment operations:
Net investment income(2)	0.14	0.16	0.15	0.21 (3)	0.24
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.26)	(0.26)	(0.64)	2.59	(5.37)
Total from investment operations	(0.12)	(0.10)	(0.49)	2.80	(5.13)
Less distributions from:
Net investment income	(0.20)	(0.17)	(0.22)	(0.27)	(0.34)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.36)	(0.29)	(0.20)	(0.05)	(0.07)
Total distributions	(0.56)	(0.46)	(0.42)	(0.32)	(0.43)
Net asset value, end of year	$11.61	$12.29	$12.85	$13.76	$11.28
Total Return	(1.09)%	(0.88)%	(3.63)%	25.62%	(30.71)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$3,226,450	$3,544,401	$2,872,704	$2,213,434	$1,242,133
Ratio of expenses to average net assets	0.93%	0.93%	0.96%	0.97%	0.99%
Ratio of net investment income to average net assets	1.01%	1.06%	1.17%	1.73%	1.71%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.

See accompanying Notes to Financial Statements.

32	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Pipeline Fund Financial Highlights (continued)
A Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.18	$12.77	$13.67	$11.23	$16.76
Investment operations:
Net investment income(2)	0.11	0.06	0.13	0.18 (3)	0.31
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.26)	(0.22)	(0.64)	2.56	(5.45)
Total from investment operations	(0.15)	(0.16)	(0.51)	2.74	(5.14)
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.20)	(0.25)	(0.30)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.35)	(0.27)	(0.19)	(0.05)	(0.07)
Total distributions	(0.53)	(0.43)	(0.39)	(0.30)	(0.39)
Net asset value, end of year	$11.50	$12.18	$12.77	$13.67	$11.23
Total Return(4)	(1.38)%	(1.31)%	(3.81)%	25.25%	(30.90)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$469,882	$474,785	$300,926	$312,642	$123,237
Ratio of expenses to average net assets	1.18%	1.18%	1.21%	1.22%	1.24%
Ratio of net investment income to average net assets	0.76%	0.81%	0.92%	1.48%	1.46%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

Tortoise	33

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$12.05	$12.61	$13.51	$11.14	$16.62
Investment operations:
Net investment income (loss)(2)	(0.01)	— (3)	0.02	0.08 (4)	0.12
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.23)	(0.23)	(0.62)	2.55	(5.32)
Total from investment operations	(0.24)	(0.23)	(0.60)	2.63	(5.20)
Less distributions from:
Net investment income	(0.15)	(0.12)	(0.16)	(0.22)	(0.19)
Net realized gains	—	—	—	—	(0.02)
Return of capital	(0.27)	(0.21)	(0.14)	(0.04)	(0.07)
Total distributions	(0.42)	(0.33)	(0.30)	(0.26)	(0.28)
Net asset value, end of year	$11.39	$12.05	$12.61	$13.51	$11.14
Total Return(5)	(2.13)%	(1.89)%	(4.51)%	24.37%	(31.42)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$37,888	$51,458	$58,147	$60,170	$48,928
Ratio of expenses to average net assets	1.93%	1.93%	1.96%	1.97%	1.99%
Ratio of net investment income to average net assets	0.01%	0.06%	0.17%	0.73%	0.71%
Portfolio turnover rate	19%	14%	15%	25%	34%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

34	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Energy Income Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2019	2018		2017		2016		2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.43	$8.42		$9.70		$9.20		$13.70
Investment operations:
Net investment income	0.81	0.08	(2)	0.11	(2)	0.23	(2)	0.24	(2)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.82)	(0.35)		(0.68)		1.01		(4.03)
Total from investment operations	(0.01)	(0.27)		(0.57)		1.24		(3.79)
Less distributions from:
Net investment income	(0.01)	(0.43)		(0.16)		(0.25)		(0.22)
Net realized gains	—	—		—		—		—
Return of capital	(0.67)	(0.29)		(0.55)		(0.49)		(0.49)
Total distributions	(0.68)	(0.72)		(0.71)		(0.74)		(0.71)
Redemption fee proceeds	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$6.74	$7.43		$8.42		$9.70		$9.20
Total Return	(0.29)%	(3.66)%		(6.03)%		14.93%		(28.59)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$628,295	$748,415		$735,670		$733,365		$592,034
Ratio of expenses to average net assets	1.17%	1.16%		1.14%		1.15%		1.15%
Ratio of net investment income to average net assets	1.68%	0.99%		1.23%		2.61%		1.93%
Portfolio turnover rate	48%	55%		30%		65%		37%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.

Tortoise	35

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
A Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2019	2018		2017		2016		2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.56	$8.57		$9.87		$9.35		$13.93
Investment operations:
Net investment income	0.79	0.60	(2)	0.09	(2)	0.20	(2)	0.21	(2)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.80)	(0.36)		(0.69)		1.04		(4.10)
Total from investment operations	(0.01)	(0.30)		(0.60)		1.24		(3.89)
Less distributions from:
Net investment income	(0.01)	(0.42)		(0.16)		(0.24)		(0.21)
Net realized gains	—	—		—		—		—
Return of capital	(0.67)	(0.29)		(0.54)		(0.48)		(0.48)
Total distributions	(0.68)	(0.71)		(0.70)		(0.72)		(0.69)
Redemption fee proceeds	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$6.87	$7.56		$8.57		$9.87		$9.35
Total Return(4)	(0.41)%	(3.95)%		(6.26)%		14.74%		28.82%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$45,492	$55,436		$62,135		$54,418		$82,726
Ratio of expenses to average net assets	1.42%	1.41%		1.39%		1.40%		1.40%
Ratio of net investment income to average net assets	1.43%	0.74%		0.98%		2.36%		1.68%
Portfolio turnover rate	48%	55%		30%		65%		37%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

36	Tortoise

2019 Annual Report | November 30, 2019

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2019	2018		2017		2016		2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.59	$8.60		$9.90		$9.37		$13.96
Investment operations:
Net investment income	0.67	—	(2)(3)	0.02	(3)	0.14	(3)	0.12	(3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.75)	(0.37)		(0.69)		1.04		(4.12)
Total from investment operations	(0.08)	(0.37)		(0.67)		1.18		(4.00)
Less distributions from:
Net investment income	(0.01)	(0.38)		(0.14)		(0.21)		(0.17)
Net realized gains	—	—		—		—		—
Return of capital	(0.61)	(0.26)		(0.49)		(0.44)		(0.42)
Total distributions	(0.62)	(0.64)		(0.63)		(0.65)		(0.59)
Redemption fee proceeds	— (2)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$6.89	$7.59		$8.60		$9.90		$9.37
Total Return(4)	(1.30)%	(4.64)%		(6.95)%		13.89%		(29.40)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$46,979	$55,341		$68,541		$92,873		$98,460
Ratio of expenses to average net assets	2.17%	2.16%		2.14%		2.15%		2.15%
Ratio of net investment income (loss)
to average net assets	0.68%	(0.01)%		0.23%		1.61%		0.93%
Portfolio turnover rate	48%	55%		30%		65%		37%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

Tortoise	37

Tortoise MLP & Energy Infrastructure Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	November 30,	November 30,		November 30,		November 30,		November 30,
	2019	2018		2017		2016		2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.24	$8.23		$9.51		$9.31		$13.97
Investment operations:
Net investment income (loss)	(0.97)	0.11 (2)		0.13 (2)		0.25 (2)		0.26 (2)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	0.92	(0.38)		(0.69)		0.68		(4.20)
Total from investment operations	(0.05)	(0.27)		(0.56)		0.93		(3.94)
Less distributions from:
Net investment income	(0.41)	(0.48)		(0.27)		(0.25)		(0.20)
Net realized gains	—	—		—		—		—
Return of capital	(0.26)	(0.24)		(0.45)		(0.48)		(0.52)
Total distributions	(0.67)	(0.72)		(0.72)		(0.73)		(0.72)
Redemption fee proceeds	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$6.52	$7.24		$8.23		$9.51		$9.31
Total Return	(0.83)%	(3.71)%		(6.13)%		11.45%		(29.18)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$75,910	$265,892		$328,540		$432,631		$429,246
Ratio of expenses to average net assets:
Before expense waiver	0.95%	0.93%		0.90%		0.90%		0.94%
After expense waiver	0.94%	0.93%		0.90%		0.94%		1.00%
Ratio of net investment income to average net assets:
Before expense waiver	1.79%	1.32%		1.42%		3.01%		2.23%
After expense waiver	1.80%	1.32%		1.42%		2.97%		2.17%
Portfolio turnover rate	75%	73%		28%		71%		29%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.

38	Tortoise

2019 Annual Report | November 30, 2019

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	November 30,	November 30,	November 30,		November 30,	November 30,
	2019	2018	2017		2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$8.17	$9.00	$10.22		$8.83	$9.95
Investment operations:
Net investment income (loss)(2)	0.09	(0.03)	(0.02)		0.03	0.07
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.73)	(0.80)	(1.16)		1.41	(1.17)
Total from investment operations	(0.64)	(0.83)	(1.18)		1.44	(1.10)
Less distributions from:
Net investment income	—	—	(0.04)		(0.05)	(0.02)
Net realized gains	—	—	—		—	—
Total distributions	—	—	(0.04)		(0.05)	(0.02)
Net asset value, end of year	$7.53	$8.17	$9.00		$10.22	$8.83
Total Return	(7.83)%	(9.22)	(11.57)		16.52%	(11.10)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$21,748	$32,984	$57,431		$38,363	$35,030
Ratio of expenses to average net assets:
Before expense waiver	2.16%	1.40%	1.42%		1.70%	1.66%
After expense waiver	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	0.13%	(0.49)%	(0.52)%		0.06%	0.22%
After expense waiver	1.19%	(0.19)%	(0.20)%		0.66%	0.78%
Portfolio turnover rate	124%	100%	105	%(3)	168%	126%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	39

Tortoise Select Opportunity Fund
Financial Highlights (continued)
A Class

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	November 30,	November 30,	November 30,		November 30,	November 30,
	2019	2018	2017		2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$8.12	$8.98	$10.19		$8.80	$9.93
Investment operations:
Net investment income (loss)(2)	0.09	(0.04)	(0.05)		0.03	0.07
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.74)	(0.82)	(1.14)		1.38	(1.19)
Total from investment operations	(0.65)	(0.86)	(1.19)		1.41	(1.12)
Less distributions from:
Net investment income	—	—	(0.02)		(0.02)	(0.01)
Net realized gains	—	—	—		—	—
Total distributions	—	—	(0.02)		(0.02)	(0.01)
Net asset value, end of year	$7.47	$8.12	$8.98		$10.19	$8.80
Total Return(3)	(8.00)%	(9.58)%	(11.67)%		16.06%	(11.34)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$2,349	$3,740	$4,371		$3,068	$2,392
Ratio of expenses to average net assets:
Before expense waiver	2.41%	1.70%	1.67%		1.95%	1.91%
After expense waiver	1.35%	1.35%	1.35%		1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	(0.12)%	(0.79)%	(0.77)%		(0.19)%	(0.03)%
After expense waiver	0.94%	(0.44)%	(0.45)%		0.41%	0.53%
Portfolio turnover rate	124%	100%	105	%(4)	168%	126%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.
(4)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

40	Tortoise

2019 Annual Report | November 30, 2019

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	November 30,	November 30,	November 30,		November 30,	November 30,
	2019	2018	2017		2016	2015
Per Common Share Data(1)
Net asset value, beginning of year	$7.85	$8.74	$9.98		$8.67	$9.86
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.15)	(0.04)		(0.03)	0.04
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.67)	(0.74)	(1.20)		1.36	(1.23)
Total from investment operations	(0.68)	(0.89)	(1.24)		1.33	(1.19)
Less distributions from:
Net investment income	—	—	—		(0.02)	(—) (3)
Net realized gains	—	—	—		—	—
Total distributions	—	—	—		(0.02)	(—) (3)
Net asset value, end of year	$7.17	$7.85	$8.74		$9.98	$8.67
Total Return(4)	(8.66)%	(10.18)%	(12.42)%		15.41%	(12.06)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,332	$1,679	$2,056		$1,379	$1,151
Ratio of expenses to average net assets:
Before expense waiver	3.15%	2.44%	2.42%		2.70%	2.66%
After expense waiver	2.10%	2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver	(0.87)%	(1.53)%	(1.52)%		(0.94)%	(0.78)%
After expense waiver	0.19%	(1.19)%	(1.20)%		(0.34)%	(0.22)%
Portfolio turnover rate	124%	100%	105	%(5)	168%	126%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	41

Notes to Financial Statements
November 30, 2019

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), the Tortoise MLP & Energy Income Fund (“MLP & Energy Income Fund”), the Tortoise MLP & Energy Infrastructure Fund (“MLP & Energy Infrastructure Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”), (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the MLP & Energy Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Income Fund commenced operations on December 27, 2010.

The investment objective of the MLP & Energy Infrastructure Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Infrastructure Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Infrastructure Fund commenced operations on September 9, 2010.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Select Opportunity Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The MLP & Energy Infrastructure Fund offers one class of shares: the Institutional Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%, prior to November 15, 2019 the MLP & Pipeline Fund and the Select Opportunity Fund A class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2019, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2016 through 2019.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date.

42	Tortoise

2019 Annual Report | November 30, 2019

Notes to Financial Statements (continued)

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2019, the MLP & Pipeline Fund reallocated the amount of 2018 investment income and return of capital it recognized based on the 2018 tax reporting information received from individual investments. This reclassification amounted to a decrease in net investment income of $7,462,595 or $0.023 per share, a decrease in unrealized depreciation of investments of $7,657,343 or $0.024 per share, and an increase in realized loss on investments of $194,748 or $0.001 per share for the year ended November 30, 2019.

During the year ended November 30, 2019, the MLP & Energy Income Fund reallocated the amount of cumulative realized gains and cost of investments reported based on the tax reporting information received from individual investments. This reclassification amounted to an increase in unrealized depreciation of investments of $12,568,209 or $0.118 per share, and a decrease in realized loss on investments of $12,568,209 or $0.118 per share for the year ended November 30, 2019.

During the year ended November 30, 2019, the MLP & Energy Infrastructure Fund reallocated the amount of cumulative realized gains and cost of investments reported based on the tax reporting information received from individual investments. This reclassification amounted to a decrease in unrealized appreciation of investments of $7,676,323 or $0.660 per share, and a decrease in realized loss on investments of $7,676,323 or $0.660 per share for the year ended November 30, 2019.

During the year ended November 30, 2019, the Select Opportunity Fund reallocated the amount of 2018 investment income and return of capital it recognized based on the 2018 tax reporting information received from individual investments. This reclassification amounted to an increase in net investment income of $35,082 or $0.010 per share, an increase in unrealized depreciation of investments of $21,539 or $0.006 per share, and an increase in realized loss on investments of $13,543 or $0.004 per share for the year ended November 30, 2019.

The Select Opportunity Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2019, the following reclassifications were made:

	Distributable
Fund	Earnings (Losses)	Paid-in Capital
MLP & Pipeline Fund	$21,375,891	$(21,375,891)
MLP & Energy Income Fund*	67,843,270	(67,843,270)
MLP & Energy Infrastructure Fund*	19,133,273	(19,133,273)
Select Opportunity Fund	79,647	(79,647)

*	Reclassifications include a one time prior period adjustment for certain temporary timing differences relating to MLPs.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will

Tortoise	43

Notes to Financial Statements (continued)

not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2019, the Select Opportunity Fund did not hold any illiquid securities. At November 30, 2019, the MLP & Pipeline Fund, the MLP & Energy Income Fund, and the MLP & Energy Infrastructure Fund had investments in illiquid securities with a total value of $9,133,072 or 0.2% of total net assets, $13,683,267 or 1.9% of total net assets, and $1,446,952 or 1.9% of total net assets, respectively.

Security	Fund	Shares	Date Acquired	Acquisition Cost
Noble Midstream Partners LP	MLP & Pipeline Fund	470,050	11/21/2019	$9,730,035
Noble Midstream Partners LP	MLP & Energy Income Fund	704,234	11/21/2019	14,577,644
Noble Midstream Partners LP	MLP & Energy Infrastructure Fund	74,470	11/21/2019	1,541,529

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the

44	Tortoise

2019 Annual Report | November 30, 2019

Notes to Financial Statements (continued)

security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2019:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,890,841,228	$—	$—	$2,890,841,228
Master limited partnerships	819,914,474	9,133,072	—	829,047,546
Short-term investment	702	—	—	702
Total investments in securities	$3,710,756,404	$9,133,072	$—	$3,719,889,476

MLP & Energy Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$305,278,690	$—	$—	$305,278,690
Corporate bonds	—	212,880,281	—	212,880,281
Master limited partnerships	160,894,960	13,683,267	—	174,578,227
Short-term investments	20,605,411	—	—	20,605,411
Total investments in securities	$486,779,061	$226,563,548	$—	$713,342,609

As of November 30, 2019, the Fund’s investments in other financial instruments* were classified as follows:

Written Call Options	$(313,112)	$—	$—	$(313,112)
Total Other Financial Instruments	$(313,112)	$—	$—	$(313,112)

MLP & Energy Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$33,058,512	$—	$—	$33,058,512
Corporate bonds	—	21,855,905	—	21,855,905
Master limited partnerships	17,046,693	1,446,952	—	18,493,645
Short-term investments	2,136,905	—	—	2,136,905
Total investments in securities	$52,242,110	$22,302,857	$—	$75,544,967

As of November 30, 2019, the Fund’s investments in other financial instruments* were classified as follows:

Written Call Options	$(31,883)	$—	$—	$(31,883)
Total Other Financial Instruments	$(31,883)	$—	$—	$(31,883)

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options.

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$20,299,195	$3,704,573	$—	$24,003,768
Master limited partnerships	1,259,098	—	—	1,259,098
Short-term investment	141,776	—	—	141,776
Total investments in securities	$21,700,069	$3,704,573	$—	$25,404,642

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Tortoise	45

Notes to Financial Statements (continued)

For the year ended November 30, 2019, the Funds’ average quarterly notional values are as follows:

	Purchased Option	Written Option
Fund	Contracts	Contracts
MLP & Energy Income	$—	$(54,619,071)
MLP & Energy Infrastructure	$—	$(7,365,052)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows: Values of Derivative Instruments as of November 30, 2019, on the Statements of Assets and Liabilities:

MLP & Energy Income
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Written option contracts,		Written option contracts,
Equity Contracts – Written Options	at fair value	$—	at fair value	$(313,112)

MLP & Energy Infrastructure
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Written option contracts,		Written option contracts,
Equity Contracts – Written Options	at fair value	$—	at fair value	$(31,883)

The effect of Derivative Instruments on the Statements of Operations for the year ended November 30, 2019:

Amount of Realized Loss on Derivatives

	MLP & Energy Income	MLP & Energy Infrastructure
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options
Equity Contracts	$(3,514,653)	$(161,846)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

	MLP & Energy Income	MLP & Energy Infrastructure
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options
Equity Contracts	$1,644,342	$66,831

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2019.

MLP & Energy Income
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$313,112	$—	$313,112	$313,112	$—	$—

MLP & Energy Infrastructure
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$31,883	$—	$31,883	$31,883	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2019, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

46	Tortoise

2019 Annual Report | November 30, 2019

Notes to Financial Statements (continued)

5. Concentration Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund seek to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% for the MLP & Energy Infrastructure Fund, 0.85% for the MLP & Pipeline Fund and the Select Opportunity Fund, and 1.00% for the MLP & Energy Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10% for the MLP & Pipeline Fund and the Select Opportunity Fund, 1.25% for the MLP & Energy Income Fund and 1.00% for the MLP & Energy Infrastructure Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the year ended November 30, 2019, the Adviser did not recoup any previously reimbursed fees. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

MLP & Energy Infrastructure Fund		Select Opportunity Fund
December 2019 – November 2020	$—	December 2019 – November 2020	$176,920
December 2020 – November 2021	—	December 2020 – November 2021	180,617
December 2021 – November 2022	11,763	December 2021 – November 2022	264,958

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2019 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

7. Distribution Costs

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Select Opportunity Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the y ear ended November 30, 2019, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$1,234,899	$456,028
MLP & Energy Income	133,848	524,037
Select Opportunity Fund	7,482	20,260

Tortoise	47

Notes to Financial Statements (continued)

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2019, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$775,321,029	$827,338,311
MLP & Energy Income Fund	407,343,606	524,491,611
MLP & Energy Infrastructure Fund	107,593,231	288,188,646
Select Opportunity Fund	31,061,459	40,558,645

9. Federal Tax Information

As of November 30, 2019, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	Tortoise	Tortoise	Tortoise	Tortoise
	MLP & Pipeline	MLP & Energy	MLP & Energy	Select Opportunity
	Fund	Income Fund	Infrastructure Fund	Fund
Cost of investments	$3,764,715,359	$677,167,316	$68,137,532	$25,781,618
Gross unrealized appreciation	$412,386,592	$139,368,160	$35,549,181	$708,355
Gross unrealized depreciation	(606,841,658)	(137,649,420)	(40,375,763)	(1,144,302)
Net unrealized appreciation (depreciation)	(194,455,066)	1,718,740	(4,826,582)	(435,947)
Undistributed ordinary income	—	—	—	356,595
Undistributed long-term capital gain	—	—	—	—
Total distributable income and capital gains	—	—	—	356,595
Other accumulated losses	(289,540,628)	(240,300,975)	(120,282,837)	(29,607,421)
Total distributable earnings (loss)	$(483,995,694)	$(238,582,235)	$(125,109,419)	$(29,686,773)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2019, the MLP & Pipeline Fund, the MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $42,273,143, $126,841,117, $60,741,514 and $17,446,341, respectively, and long-term capital loss carryforwards of $228,443,960, $108,306,996, $57,548,053 and $12,161,080, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Select Opportunity Fund has a short-term carryforward of $1,741,778 and a long-term carryforward of $5,470,474 that it inherited as the result of the merger with North American Energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, and the Select Opportunity Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2019 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2019. For the taxable year ended November 30, 2019, The MLP & Pipeline Fund, the MLP & Energy Infrastructure Fund and the Select Opportunity Fund do not plan to defer any late year losses. The MLP & Energy Income Fund deferred, on a tax basis, late year ordinary losses of $1,030,656.

During the year ended November 30, 2019, the Funds paid the following distributions to shareholders:

			MLP & Energy	Select
	MLP & Pipeline	MLP & Energy	Infrastructure	Opportunity
	Fund	Income Fund	Fund	Fund
Ordinary income*	$61,120,453	$1,231,712	$8,869,767	$—
Long-term capital gains**	—	—	—	—
Return of capital	114,297,923	72,423,404	5,582,876	—
Total distributions	$175,418,376	$73,655,116	$14,452,643	$—

48	Tortoise

2019 Annual Report | November 30, 2019

Notes to Financial Statements (continued)

During the year ended November 30, 2018, the Funds paid the following distributions to shareholders:

			MLP & Energy	Select
	MLP & Pipeline	MLP & Energy	Infrastructure	Opportunity
	Fund	Income Fund	Fund	Fund
Ordinary income*	$49,510,575	$48,181,707	$17,751,685	$—
Long-term capital gains**	—	—	—	—
Return of capital	86,912,854	32,854,814	8,879,368	—
Total distributions	$136,423,429	$81,036,521	$26,631,053	$—

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the year ended November 30, 2019 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings LP(1)	8,998,140	282,243	676,427	8,603,956
SemGroup Corporation(1)	4,278,476	1,197,548	5,476,024	—

	Value as of				Change in
	November 30,			Realized Gain	Unrealized
	2019	Dividend Income	Return of Capital	(Loss)	Depreciation
Plains GP Holdings LP(1)	$150,311,111	$—	$11,726,299	$3,029,836	$(30,960,330)
SemGroup Corporation(1)	—	2,321,535	5,404,576	(35,330,453)	46,239,583

(1)	Security is unaffiliated as of November 30, 2019.

11. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $200,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 4.75% as of November 30, 2019. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2019, the MLP & Pipeline Fund had average outstanding borrowings of $1,193,175 under the LOC and paid a weighted-average interest rate of 5.10%. As of November 30, 2019, the amount of outstanding borrowing was $7,305,000.

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2019, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Energy Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	35.53%
MLP & Energy Infrastructure Fund	T. Rowe Price	66.58%
Select Opportunity Fund	Morgan Stanley Smith Barney, LLC	36.59%

13. Change in Independent Public Accountant

On June 26, 2019, the appointment of Tait, Weller & Baker LLP (“Tait”) as the MLP & Energy Income Fund’s and the MLP & Energy Infrastructure Fund’s independent registered public accountant ended, and upon the recommendation of the Trust’s Audit Committee and approval of the Board of Trustees, the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund engaged Ernst & Young LLP (“E&Y”) as the MLP & Energy Income Fund’s and MLP & Energy Infrastructure Fund’s principal independent auditors for the fiscal year ending November 30, 2019. Tait had served as the principal independent auditor from the MLP & Energy Income Fund’s and the MLP & Energy Infrastructure Fund’s fiscal years ended November 30, 2017 and November 30, 2018. The reports of Tait on the financial statements of the MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund for such periods contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the MLP & Energy Income Fund’s and the MLP & Energy Infrastructure Fund’s fiscal years ended November 30,2017 and November 30, 2018, there were no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, would have caused Tait to make references thereto in their report on the financial statements of such years.

Tortoise	49

Notes to Financial Statements (continued)

14. Reorganization of MLP & Energy Income Fund and MLP & Energy Infrastructure Fund

On November 15, 2019, as the result of a tax-free reorganization, the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund (collectively the “Predecessor Funds”), each a series of the Investment Managers Series Trust, a registered open-end investment company, were reorganized into the Trust. The plan of reorganization was approved by the shareholders of the Advisory Research MLP & Energy Income Fund on November 6, 2019 and the Advisory Research MLP & Energy Infrastructure Fund on November 13, 2019. Effective on that date, the Predecessor Funds were renamed the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure Fund, and all of their shares were exchanged for shares of the corresponding classes of the MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund. The Predecessor Funds were deemed to be the accounting survivors for financial reporting purposes and as a result, the financial statements of the MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund reflect the operations of the Predecessor Funds for the period prior to the reorganization date. As a part of the reorganization, to align accounting policies to the Trust, certain beginning balances have been reclassified.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Funds were as follows:

			Net Unrealized
		Fair Value of	Appreciation
Fund	Net Assets	Investments	(Depreciation)
Advisory Research MLP & Energy Income Fund	$727,486,011	$724,808,363	$(92,114,936)
Advisory Research MLP & Energy Infrastructure Fund	76,847,206	76,285,778	(14,270,869)

At the date of the reorganization, total fund shares outstanding totaled 104,343,165 and 11,414,232 for the Predecessor MLP & Energy Income Fund and the Predecessor MLP & Energy Infrastructure Fund, respectively.

15. Subsequent Events

On December 27, 2019, the MLP & Pipeline Fund paid a distribution to the Institutional Class in the amount of $22,325,375 or $0.078 per share and the A Class in the amount of $2,402,796 or $0.059 per share.

On December 27, 2019, the MLP & Energy Income Fund paid a distribution to the Institutional Class in the amount of $193,185 or $0.002 per share and the A Class in the amount of $2,553 or $0.0004 per share.

On December 27, 2019, the MLP & Energy Infrastructure Fund paid a distribution to the Institutional Class in the amount of $105,517 or $0.009 per share.

On December 27, 2019, the Select Opportunity Fund paid a distribution to the Institutional Class in the amount of $316,197 or $0.159 per share, the A Class in the amount of $39,647 or $0.132 per share, and the C Class in the amount of $3,679 or $0.023 per share.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 23, 2019, the Select Opportunity Fund will hold a special shareholder meeting to consider a vote on a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Tortoise Capital Advisors, L.L.C. (the “Adviser”) and Tortoise Advisors UK Limited (the “Sub-Adviser”) with respect to the Select Opportunity Fund. Shareholders of record of the Select Opportunity Fund at the close of business on the record date, November 22, 2019, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof. The Board of Trustees approved the Sub-Advisory Agreement at a meeting held on November 20, 2019 and is proposing shareholders approve the Sub-Advisory Agreement. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about December 6, 2019, to such shareholders of record.

On December 31, 2019, the Select Opportunity Fund changed its name to Tortoise Energy Evolution Fund. On December 31, 2019, the Tortoise Energy Evolution Fund also changed its principal investment strategy to invest in securities benefiting from the long-term growth associated with the changes in energy supply relating to the energy transition that is currently underway.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

50	Tortoise

2019 Annual Report | November 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise MLP & Pipeline Fund
Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund
Tortoise Select Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise MLP & Pipeline Fund, Tortoise MLP & Energy Income Fund, Tortoise MLP & Energy Infrastructure Fund, and Tortoise Select Opportunity Fund, (collectively referred to as the “Funds”) (four of the funds constituting the Managed Portfolio Series (the “Trust”)), including the schedules of investments, as of November 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of five years in the period then ended and the related notes (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting the Trust) at November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 29, 2020

Tortoise	51

Investment Advisory Agreement (unaudited)

Approval of Investment Advisory Agreement — Tortoise Capital Advisors, L.L.C.

At the special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on June 26, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“TCA” or the “Adviser”) regarding the Tortoise MLP & Energy Income Fund (the “Energy Income Fund”) and the Tortoise MLP & Energy Infrastructure Fund (the “Energy Infrastructure Fund”) (together, the “Funds”) (the “Advisory Agreement”) for an initial two-year term.

Prior to the meeting, the Board received and considered information from TCA and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the Advisory Agreement (“Support Materials”). In addition, at the June meeting, representatives of TCA and Advisory Research, Inc. (“ARI”) met with the Board telephonically to discuss the proposed reorganization (the “Reorganization”) of the Advisory Research MLP & Energy Income Fund (the “Target Energy Income Fund”) and the Advisory Research MLP & Energy Infrastructure Fund (the “Target Energy Infrastructure Fund,” and together with the Target Energy Income Fund the “Target Funds”), two series of Investment Managers Series Trust (the “Target Trust”) into the Energy Income Fund and the Energy Infrastructure Fund. Before voting to approve the Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the Advisory Agreement. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by TCA with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by TCA from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to TCA resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon TCA’s presentation and information from TCA and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement, the Board concluded that the overall arrangements between the Trust and TCA as will be set forth in the Advisory Agreement, as the proposed agreement relates to each Fund, are fair and reasonable in light of the services that TCA will perform, the investment advisory fees that TCA will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TCA will provide under the Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following with respect to each Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TCA on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered that TCA and its affiliate, Tortoise Index Solutions, LLC currently manage six other series of the Trust. The Trustees noted that TCA is well capitalized. The Trustees also considered TCA’s assets under management. The Trustees also considered that TCA would be hiring the portfolio management team that had managed each Fund since its respective inception date and certain support staff that had worked on the Funds. The Trustees also considered the significant experience of the portfolio management team for the Funds managing closed-end funds or separately managed accounts in strategies similar to those of the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TCA proposed to provide to each Acquiring Fund under the Advisory Agreement.

Fund Historical Performance and the Overall Performance of TCA. In assessing the quality of the portfolio management that would be delivered by TCA, the Trustees reviewed the short-term and long-term performance of the Target Funds, as managed by the same portfolio management team proposed to manage the Funds, on both an absolute basis and in comparison to appropriate benchmark indices, and the Fund’s peer funds according to Morningstar classifications. When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

●	Energy Income Fund. The Trustees noted that the Target Energy Income Fund had underperformed its peer group median and average for the year-to-date period ended May 31, 2019 but had outperformed its peer group average over the one-year, three-year and five-year periods ended May 31, 2019. The Trustees also noted that the Fund had outperformed its primary benchmark index over the year-to-date period ended May 31, 2019 but underperformed the primary benchmark over the one-year, three-year and five-year periods ended May 31, 2019. The Trustees also considered that the Fund had underperformed its secondary, industry-specific benchmark over the year-to-date and one-year periods ended May 31, 2019, but outperformed the secondary benchmark over the three-year and five-year periods ended May 31, 2019.

52	Tortoise

2019 Annual Report | November 30, 2019

Investment Advisory Agreement (unaudited) (continued)

●	Energy Infrastructure Fund. The Trustees noted the Target Energy Infrastructure Fund had underperformed its peer group median and average for the year-to-date period ended May 31, 2019 but had outperformed its peer group median and average over the one-year, three-year and five-year periods ended May 31, 2019. The Trustees also noted that the Fund had outperformed its primary benchmark index over the year-to-date period ended May 31, 2019 but underperformed the primary benchmark over the one-year, three-year and five-year periods ended May 31, 2019. The Trustees also considered that the Fund had underperformed its secondary, industry-specific benchmark over the year-to-date and one-year periods ended May 31, 2019, but outperformed the secondary benchmark over the three-year and five-year periods ended May 31, 2019

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that each Fund would pay to TCA under the Advisory Agreement in the amount of 1.00% of the Energy Income Fund’s average annual daily net assets and 0.75% of the Energy Infrastructure Fund’s average annual daily net assets. They also considered TCA’s pro forma profitability analysis for the first 12 months of each Fund’s operations as a series of the Trust. In that regard, the Trustees noted that TCA anticipated that the Energy Income Fund would be profitable to TCA over the first 12 months of operations as a series of the Trust but that the Energy Infrastructure Fund was not expected to be profitable to TCA over the same period. The Trustees noted that TCA currently manages private funds, closed-end funds and separately managed accounts with investment strategies that are substantially similar to each Fund. TCA identified additional services provided to the Funds to justify a higher management fee relative to the private funds or separately managed accounts managed with similar investment strategies to the Funds. The Trustees also noted that TCA had contractually agreed, for a period of at least two years, to waive its management fees and reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, interest expense, taxes, and non-routine expenses) do not exceed 1.25% of the average daily net assets of the Energy Income Fund and 1.00% of the Energy Infrastructure Fund. The Trustees expected that TCA’s service relationship with the Energy Income Fund would yield a reasonable profit but that the relationship with the Energy Infrastructure Fund would not be profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that each Fund will bear and those of funds in the Morningstar benchmark peer group. The Trustees noted that:

●	Energy Income Fund. The Fund’s proposed management fee of 1.00% was equal to the median and slightly above the average management fee for the peer group. The projected total expenses of the Fund’s Institutional Class shares were below the peer group median and average total expenses while the projected total expenses of the Fund’s A Class and C Class shares were above the peer group median and average total expenses.

●	Energy Infrastructure Fund. The Fund’s proposed management fee of 0.75% was significantly below the median and average management fees for the peer group. The projected total expenses of the Fund were also significantly below the peer group median and average total expenses.

Noting the similarity in strategy between the Funds, the Trustees considered that the Funds invest in high yield fixed income securities which are labor intensive to source, research and negotiate for purchase. The Trustees further considered that that, as a result, managing the Energy Income Fund, with three share classes, significantly greater cash flows and a significantly greater shareholder base, requires significantly more time and resources to manage than the Energy Infrastructure Fund. The Trustees concluded that, due to those factors, it was reasonable to compensate TCA a greater amount for managing the Energy Income Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TCA’s proposed advisory fee for each Fund is reasonable.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, noting that the proposed management fees for the Funds did not have breakpoints. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by TCA, and its affiliates, from their respective relationships with the Funds. The Trustees noted that TCA did not anticipate utilizing soft dollar arrangements with respect to portfolio transactions. The Trustees noted that TCA will not use affiliated brokers to execute the Funds’ portfolio transactions. The Trustees considered that TCA may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that TCA will not receive additional material benefits from their relationship with the Acquiring Funds.

Tortoise	53

Trustees & Officers (unaudited)
November 30, 2019

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	39	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (52 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	39	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (52 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	39	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	39	Retired Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since August 2019 (Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Michael Cyr II 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1992	Vice President and Assistant Treasurer	Indefinite Term; Since August 2019	N/A	Officer, U.S. Bancorp Fund Services, LLC (2013-present).	N/A

*

Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

54	Tortoise

2019 Annual Report | November 30, 2019

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2019, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The Percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%, 100.00%, 15.60%, and 0.00% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, and Select Opportunity Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2019 was 68.72%, 100.00%, 14.85%, and 0.00% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, and Select Opportunity Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was 0.00%, 0.00%, 0.00%, and 0.00% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, and Select Opportunity Fund, respectively.

Results of Special Shareholder Meeting

All Fund shareholders of record at the close of business on November 22, 2019, were entitled to vote. As of the record date, the Select Opportunity Fund had 3,403,052 shares outstanding. Of the 2,308,372 Select Opportunity Fund shares present in person or by Proxy at the meeting December 23, 2019: 2,274,910 shares or 99.55% voted in favor of the proposals, 6,605 voted against and 10,794 shares abstained from voting. Accordingly, the proposals were approved

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	55

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2019 and November 30, 2018, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$194,000	$143,100
Audit-Related Fees	$0	$0
Tax Fees	$91,645	$73,170
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$45,100	$136,497

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was a change in the registrant’s independent public accountant for the period covered by this report. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2020

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	February 6, 2020

* Print the name and title of each signing officer under his or her signature.